UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 9, 2019

12 RETECH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-201319	38-3954047
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

701 S. Carson Street

Suite 200

Carson City, Nevada 89701

(Address of principal executive offices, Zip Code)

(530) 539-4329

(Registrant’s telephone number, including area code)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Articles of Incorporation of 12 Retech Corporation, a Nevada corporation (the “Corporation”), give its Board of Directors (the “Board”) the power to issue up to 50,000,000 shares of Preferred Stock, and to fix the rights, preferences and privileges of each class of preferred stock so created. No shareholder approval is required in connection with the creation of classes of preferred stock under this authority and the setting of the rights, preferences and privileges of such shares.

Pursuant to this authority, on January 9, 2019, the Board took the following actions related to its preferred stock:

From the Series D Preferred Stock, the Board designated a new subseries of preferred stock entitled Series “D-5 Convertible Preferred Stock.” The total number of shares of Series D-5 Preferred Stock this Company is authorized to issue 1,000,000 shares, with a par value of $0.00001 per share and a stated value of $4.00 per share (the “Stated Value”). A copy of said Certificate of Designation of Series D-5 Preferred Stock is attached hereto as Exhibit 3.1 and is incorporated herein by this reference.

From the Series D Preferred Stock, the Board designated a new subseries of preferred stock entitled Series “D-6 Convertible Preferred Stock.” The total number of shares of Series D-6 Preferred Stock this Company is authorized to issue 1,000,000 shares, with a par value of $0.00001 per share and a stated value of $5.00 per share (the “Stated Value”). A copy of said Certificate of Designation of Series D-6 Preferred Stock is attached hereto as Exhibit 3.2 and is incorporated herein by this reference.

The Board amended its Certificate of Designation of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock to increase the voting rights on its Series C Preferred Stock from 1,000,000,000-to-1 to 8,000,000,000-to-1. This move corresponded to the Corporation’s action to increase its authorized common stock from 1,000,000,000 to 8,000,000,000. A copy of said Certificate of Amendment to Certificate of Designation of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock is attached hereto as Exhibit 3.3 and is incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Certificate of Designation of Series D-5 Preferred Stock.

3.2	Certificate of Designation of Series D-6 Preferred Stock.

3.3	Certificate of Amendment to Certificate of Designation of Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2019	12 RETECH CORPORATION

/s/ Angelo Ponzetta
	By:	Angelo Ponzetta
	Its:	Chief Executive Officer